SEI INSTITUTIONAL INVESTMENTS TRUST

International Equity Fund

Supplement Dated April 9, 2013
to the Class A Shares Prospectus dated September 30, 2012

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes.

Closing and Liquidation of the International Equity Fund

At a meeting of the Board of Trustees held on March 26, 2013, the Board of Trustees approved the closing and liquidation of the International Equity Fund (the "Fund"), a portfolio of the SEI Institutional Investments Trust, pursuant to a plan of liquidation (the "Plan") approved by the Board. Effective on or about June 28, 2013, the Fund will cease operations and will commence an orderly liquidation and distribution of the Fund's portfolio according to the Plan. Each shareholder will receive its pro rata portion of the liquidation proceeds.

In anticipation of this liquidation, the Fund may deviate from its stated investment policies going forward and may not achieve its investment objectives.

In connection with the liquidation, the Fund may realize capital gains as a result of the liquidation of securities held by the Fund. If so realized, such capital gains will be distributed to the shareholders and may be taxable to the receiving shareholder. Shareholders should contact their tax advisors to discuss the potential tax consequences.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-817 (4/13)